                                                                    Exhibit 10.6
                                                                    ------------

                              GUARANTY AGREEMENT
                              ------------------

     This Guaranty Agreement is made this 1st day of November, 1988, by Cornucopia Natural Foods, Inc., of Coventry, Rhode Island, a Rhode Island Corporation ("Guarantor"), to Steven Townsend, Trustee of a Trust Agreement dated Nov. 1 , 1988 for the benefit of Norman Cloutier, Steven Townsend, Daniel
      --------
Atwood, and Theodore Cloutier.

                                    PURPOSE
                                    -------
     Cornucopia Natural Foods, Inc. Employee Stock Ownership Trust (the "Borrower") desires to obtain loans or other credit (the "Loan") from Norman Cloutier, Steven Townsend, Daniel Atwood and Theodore Cloutier (the "Shareholders") in order for Borrower to be able to purchase certain shares of the common stock of the Shareholders in the Guarantor.

     The Shareholders are willing to make the Loan to Borrower only if the Shareholders receive the guaranty of Guarantor covering the Obligations, as hereinafter defined. The Guarantor acknowledges that the Loan will enable the Borrower to purchase a larger number of the Shareholders' shares of the Guarantor, which benefits both Guarantor and its employees other than the Shareholders.

     NOW, THEREFORE, in consideration of the foregoing and in order to induce Shareholders to make the Loan or other financial accommodations to Borrower, and in consideration thereof and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and further acknowledging that the Shareholders intend to rely on the guaranty of the Guarantor hereunder, the Guarantor hereby agrees as follows:

     1.   Definitions.
          -----------
     When used herein, the terms set forth below shall be defined as follows:

          (a) Borrower" means Cornucopia Natural Foods, Inc., Employee Stock Ownership Trust.

          (b) "Obligations" means all indebtedness, obligations and liabilities of Borrower to the Shareholders of every kind and description, direct or indirect, under the ESOT Loan Agreement between Borrower and the Shareholders dated November 1 , 1988, providing for the Loan to Borrower and all
                           ----
Term Loan Notes issued at any time under such Loan Agreement (the "Notes"), and all documents executed and delivered in connection therewith, including the Stock Pledge Agreement of even date with such ESOT Loan Agreement, and all amendments, extensions and modifications thereof of whatever nature, and all fees, charges, expenses and attorneys' fees chargeable to Borrower or incurred by the Shareholders in connection with the foregoing.

          (c) "Additional Obligor" means any person, partnership, corporation or other entity, other than Borrower, which is or may hereafter be liable, primarily or secondarily, for payment or performance of all or any part of the Obligations.

          (d) "Event of Default" means: (i) any default with respect to payment or performance of, or the occurrence of any other default under, any of the Obligations; or (ii) default in the observance or performance of any covenant or agreement of Guarantor herein set forth or set forth in any other document or instrument delivered in connection herewith and securing performance hereof by Guarantor; or (iii) insolvency of Guarantor; or (iv) admission of Guarantor in writing of its inability to pay its debts generally as they become due; or (v) an assignment by the Guarantor for the benefit of creditors or a petition in bankruptcy is filed by or against Guarantor, or an order for relief in bankruptcy is entered against Guarantor; or (vi) if Guarantor applies for or permits the appointment of a receiver or trustee for any or all property or assets of Guarantor, or any such receiver or trustee shall have been appointed for any or all property or assets of Guarantor; or (vii) any of the above actions or proceedings whatsoever are commenced by or against Guarantor; or
(viii) any representation made by Guarantor in connection with this Guaranty Agreement proves to have been incorrect in any material respect when made; or
(ix) there is a material change in the financial status of Guarantor.

     2.   Obligations and Duties.
          ----------------------

          Guarantor hereby absolutely and unconditionally guarantees to the
Shareholders: (i) the punctual payment, to the Shareholders, as and when due (whether by acceleration or otherwise) of all Obligations requiring payment; and
(ii) the performance by Borrower, as and when required, of all Obligations requiring performance. Guarantor acknowledges receipt of copies of all documents evidencing the Obligations.

     3.   Obligations and Duties Unaffected.
          ---------------------------------

          Guarantor hereby agrees and acknowledges that in one or more instances and from time to time before, during or after the occurrence of any Event of Default, with or without notice to or further assent from Guarantor: (i) any document evidencing an Obligation, including, without limitation, the ESOT Loan Agreement, any Term Loan Note and the Stock Pledge Agreement, and any other contract or agreement to which any Borrower or any Additional Obligor is a party, may be modified, supplemented, extended, amended or terminated in any manner; (ii) all or any part of the Obligations, or the obligation of any Additional Obligor, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived, terminated or released in whole or in part, or any default with respect thereto waived; and (iii) the Shareholders may extend further credit in any manner whatsoever to any Borrower, and generally deal with any Borrower or any security or any Additional Obligor as the Shareholders may, in their sole and absolute discretion, determine.

     Guarantor agrees that notwithstanding any of the foregoing actions Guarantor shall remain bound under this Guaranty, and that the Guarantor's obligations hereunder shall not be affected by the recovery of any judgment against any Borrower or any Additional Obligor or any action to enforce the same or by the failure to seek or obtain any such judgment or the settlement or compromise thereof with the Borrower or Additional Obligor, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

     Guarantor agrees that this Guaranty shall remain in full force and effect and will not be discharged except by the complete performance of the Obligations in accordance with their respective terms and of the agreements and covenants of Guarantor contained herein. Guarantor further agrees that the invalidity, irregularity or unenforceability of all or any part of the Obligations or any security therefor shall not affect, impair or be a defense to this Guaranty or affect in any manner the liability of Guarantor hereunder.

     Guarantor further guarantees that all payments made to the Shareholders by Borrower will be final when made. If any payment is recovered from, or repaid by, the Shareholders, in whole or in part in any bankruptcy, insolvency, or similar proceeding, or an action claiming a fraudulent conveyance, instituted by or against Borrower, this Guaranty shall continue to be fully applicable to the same extent as though the repaid or recovered payment had never been made.

     5.   Covenants.
          ---------

          During such times as the Guaranty shall be effective, Guarantor agrees: (i) to promptly furnish the Shareholders from time to time with such information in such form, concerning the financial condition of Guarantor, as the Shareholders may reasonably request; and (ii) to promptly notify the Shareholders of any condition or event which constitutes, or would constitute the passage of time or giving of notice or both, an Event of Default.

     6.   Default.
          -------

          If an Event of Default shall occur, then or at any time thereafter while such Event of Default shall continue, the Shareholders may declare all Obligations, regardless of their terms, for the purposes of this Guaranty, together with all obligations of Guarantor hereunder, to be due and payable.

     7.   Rights and Remedies.
          -------------------

          The Shareholders shall have, by way of example and not of limitation, the rights and remedies set forth below at all times prior to and/or after the occurrence of an Event of Default:

          (a) The Shareholders shall have the right to commence any court action against the Guarantor for collection of the obligations guaranteed under this Guaranty Agreement.

          (b) The Shareholders shall have a right to set off, at any time without notice to Guarantor, any and all deposits or other sums at any time or times credited by or due from the Shareholders to Guarantor whether in a special account or other account or represented by a certificate of deposit (whether or not matured), which deposits and other sums shall at all times constitute additional security for Obligations and the obligations of Guarantor under this Guaranty.

          (c) The Shareholders shall have, in addition to the rights and remedies contained in this Guaranty, any other rights and remedies contained in any mortgage deed, security agreement or other documents or instruments now or at any time or times hereafter executed and delivered by Guarantor in connection with this Guaranty and securing the obligations of the Guarantor hereunder.

          (d) The Shareholders may, from time to time, without notice to Guarantor, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty. In such event, each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. The Shareholders shall have an unimpaired right to enforce this Guaranty for its benefit with respect to that portion of the Obligations of Borrower that the Shareholders have not sold, assigned, transferred or otherwise disposed of.

          (e) Guarantor agrees that the books and records of the Shareholders showing the amount owed by Borrower to the Shareholders from time to time shall be admissible in any action or proceeding against Guarantor hereunder and shall be prima facie evidence of such amount owed.

          (f) All rights, powers and remedies of the Shareholders hereunder or under any document or instrument delivered in connection herewith are cumulative and non-exclusive and shall be in addition to all rights, powers and remedies given to the Shareholders by law.

          (g) With or without notice to Guarantor, the Shareholders, in their sole and absolute discretion, may apply on account of the Obligations any payment from Borrower, Guarantor or any Additional Obligor, or amounts realized from any security for the Obligations, in such manner and order or priority as the Shareholders shall determine.

          (h) Guarantor shall pay the Shareholders, on demand, for all costs, attorneys' fees and other expenses which the Shareholders may incur in the enforcement of this Guaranty or in the enforcement of their rights with respect to any property of Guarantor which is security for this Guaranty.

     8.   Duration of This Guaranty.
          -------------------------
          This Guaranty is a continuing guaranty which shall remain in effect until all of the Obligations have been fully and finally paid.

     9.   General.
          -------
          (a) Guarantor further acknowledges that some of the Obligations may be prepaid by Borrower and/or that Borrower may desire to convert a Term Loan Note to a different Note with a different form of interest computation. Guarantor acknowledges that its written consent will not be required before the Shareholders permit Borrower to prepay and/or to convert.

          (b) Each reference herein to the Shareholders shall be deemed to include their heirs, administrators or assigns, and each reference to the Borrower and Guarantor and any pronouns referring thereto as used herein shall be construed in the masculine, feminine or neuter, singular or plural, as the context may require, and shall be deemed to include their successors and assigns, all of whom shall be bound by the provisions hereof.

          (c) No delay on the part of the Shareholders in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on Guarantor shall be deemed to be a waiver of the right of the Shareholders to take other or further action without notice or demand as provided herein. In any event, no modification or waiver of the provisions hereof shall be effective unless in writing and signed by the Shareholders nor shall any waiver be applicable except in the specific instance or matter for which given.

          (d) Guarantor hereby certifies and covenants that all acts, conditions and things required to be done and performed, and to have happened precedent to the creation and issuance of this Guaranty, and to constitute valid and legally binding obligations of Guarantor in accordance with its terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

          (e) This Guaranty is and shall be deemed to be a contract entered into and made pursuant to the laws of the State of Rhode Island and shall in all respects be governed, construed, applied and enforced in accordance with the laws of said state; in the event that the Shareholders bring any action hereunder in any court of record of Rhode Island or the United States, Guarantor consents to and confers personal jurisdiction over Guarantor by such court or courts and agrees that service of process may be made upon Guarantor by mailing a copy of the summons in the manner set forth in paragraph 9(h) hereof; and in any action hereunder Guarantor waives the right to demand a trial by jury.

          (f) Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law. Should any portion of this Guaranty be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Guaranty; furthermore, the entirety of this Guaranty shall continue in full force and effect in all other jurisdictions and said remaining portions of this Guaranty shall continue in full force and effect in the subject jurisdiction as if this Guaranty had been executed with the invalid portions thereof deleted.

          (g) The section headings herein are included for convenience only and shall not be deemed to be a part of this Guaranty.

          (h) Any notice given by Guarantor shall be effective only upon actual receipt by the Shareholders, at the Trustee's address; any notice the Shareholders may elect to give hereunder shall be deemed to be given an effective when deposited in the United States mail, return receipt requested, postage prepaid and addressed to Guarantor.

     IN WITNESS WHEREOF, this Guaranty is executed on the day and year first above written.

Witness:                              CORNUCOPIA NATURAL FOODS, INC.


/s/ Frank Williams                    By:  /s/ Norman A. Cloutier
- ------------------                         ----------------------
                                           Its:  President
                                                 ---------
_______________________


STATE OF RHODE ISLAND  )
                       )   ss.
COUNTY OF KENT         )

     On this the 1st day of November, 1988, before me, /s/ Michael Ursillo , the
                                                       ---------------------
undersigned officer, personally appeared /s/ Norman Cloutier , who acknowledged
                                         ---------------------
himself to be an officer of Cornucopia Natural Foods, Inc., a Rhode Island corporation, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.

     In witness whereof hereunto set my hand.


                                           /s/ Michael Ursillo
                                           -------------------
                                           Notary Public
                                           My commission expires:  6/30/91
                                                                  ---------